                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                FORM 8-K/A No. 2

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       November 20, 1998 (August 7, 1997)



                                ENVOY CORPORATION
             (Exact name of registrant as specified in its charter)



                  Tennessee                                0-25062                62-1575729
(State or other jurisdiction of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                                              Identification No.)

            Two Lakeview Place
15 Century Boulevard, Suite 600, Nashville, TN                   37214
   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (615) 885-3700



                                 Not Applicable
          (Former name or former address, if changed since last report)

     This Current Report on Form 8-K/A No. 2 is being filed solely to include historical interim financial statements of HDIC as of June 30, 1997 and 1996 and, therefore, amends and supersedes, to the extent set forth herein, "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" of the Registrant's Current Report on Form 8-K, as filed on August 7, 1997 and amended on October 20, 1997.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


  (a) Financial Statements of Business Acquired

      The following financial statements of HDIC are contained on pages 3 to 9 of this report:


      Report of Independent Auditors

      Combined Balance Sheets as of December 31, 1996 and 1995 and June 30, 1997 (Unaudited)

      Combined Statements of Operations for the years ended December 31, 1996, 1995 and 1994 and for the six months ended June 30, 1997 and 1996 (Unaudited)

      Combined Statements of Shareholders' Deficit for the years ended December 31, 1996, 1995, and 1994 and for the six months ended June 30, 1997 (Unaudited)

      Combined Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994 and for the six months ended June 30, 1997 and 1996 (Unaudited)

      Notes to Combined Financial Statements

  (b) Pro Forma Financial Information (unaudited):

      Introduction to Unaudited Pro Forma Condensed Combined Financial Information*

      Pro Forma Condensed Combined Balance Sheet as of June 30, 1997*

      Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1997*

      Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1996*

      Notes to Unaudited Pro Forma Condensed Combined Financial Information*

--------

* Previously filed

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholder
of Healthcare Data Interchange Corporation

     We have audited the accompanying combined balance sheets of Healthcare Data Interchange Corporation and Aetna Data Interchange (the electronic interchange business of Aetna Inc.) as of December 31, 1996 and 1995, as described in Note 1, and the related combined statements of operations, shareholder's deficit, and cash flows for the three years in the period ended December 31, 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Healthcare Data Interchange Corporation and Aetna Data Interchange at December 31, 1996 and 1995 and the combined results of their operations and their cash flows for the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP

July 31, 1997
Philadelphia, Pennsylvania

                    HEALTHCARE DATA INTERCHANGE CORPORATION

                            COMBINED BALANCE SHEETS

                                                            DECEMBER 31,             JUNE 30,
                                                     ---------------------------   ------------
                                                         1996           1995           1997
                                                     ------------   ------------   ------------
                                                                                   (UNAUDITED)
                                     ASSETS
Current assets:
  Cash.............................................  $     11,492   $     12,125   $     11,930
  Short-term investments...........................            --        535,250             --
  Other............................................        75,000          7,412         75,000
                                                     ------------   ------------   ------------
          Total current assets.....................        86,492        554,787         86,930
Equipment..........................................       169,000         94,000        176,000
Less accumulated depreciation......................        66,498         22,666         94,387
                                                     ------------   ------------   ------------
                                                          102,502         71,334         81,613
Other..............................................            --        201,457             --
                                                     ------------   ------------   ------------
          Total assets.............................  $    188,994   $    827,578   $    168,543
                                                     ============   ============   ============

                     LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities:
  Intercompany payable.............................  $ 22,377,182   $ 10,898,840   $ 31,549,050
                                                     ------------   ------------   ------------
          Total current liabilities................    22,377,182     10,898,840     31,549,050
Shareholder's deficit:
  Common stock.....................................             3              3              3
  Class B common stock.............................             1              1              1
  Additional paid-in capital.......................       222,496        222,496        222,496
  Retained deficit.................................   (22,410,688)   (10,293,762)   (31,603,007)
                                                     ------------   ------------   ------------
          Total shareholder's deficit..............   (22,188,188)   (10,071,262)   (31,380,507)
                                                     ------------   ------------   ------------
          Total liabilities and shareholder's
            deficit................................  $    188,994   $    827,578   $    168,543
                                                     ============   ============   ============

                            See accompanying notes.

                    HEALTHCARE DATA INTERCHANGE CORPORATION

                       COMBINED STATEMENTS OF OPERATIONS

                                         YEAR ENDED DECEMBER 31,            SIX MONTHS ENDED JUNE 30,
                                 ----------------------------------------   -------------------------
                                     1996          1995          1994          1997          1996
                                 ------------   -----------   -----------   -----------   -----------
                                                                            (UNAUDITED)   (UNAUDITED)
Revenues (Note 1)..............  $         --   $        --   $        --   $        --   $        --
Operating costs and expenses:
  Personnel costs..............     4,835,681     5,837,557     2,753,751     1,614,401     2,494,627
  Vendor fees..................    11,818,465     1,768,866       381,719    11,459,961     5,250,600
  Depreciation.................        43,832        18,832         3,834        27,889        15,666
  General and administrative...     1,228,991     1,542,541        40,549       434,809       698,168
                                 ------------   -----------   -----------   -----------   -----------
Operating loss.................   (17,926,969)   (9,167,796)   (3,179,853)  (13,537,060)   (8,459,061)
Other income (expense):
  Interest income..............        14,546        23,299        43,261           438        12,752
  Intercompany interest
     expense...................      (630,000)     (345,000)     (135,000)     (605,000)     (310,000)
  Other........................       (99,503)          776         1,299           303        (3,103)
                                 ------------   -----------   -----------   -----------   -----------
                                     (714,957)     (320,925)      (90,440)     (604,259)     (300,351)
Loss before income taxes.......   (18,641,926)   (9,488,721)   (3,270,293)  (14,141,319)   (8,759,412)
Benefit for income taxes.......     6,525,000     3,321,000     1,145,000     4,949,000     3,066,000
                                 ------------   -----------   -----------   -----------   -----------
Net loss.......................  $(12,116,926)  $(6,167,721)  $(2,125,293)  $(9,192,319)  $(5,693,412)
                                 ============   ===========   ===========   ===========   ===========

                            See accompanying notes.

                    HEALTHCARE DATA INTERCHANGE CORPORATION

                  COMBINED STATEMENTS OF SHAREHOLDER'S DEFICIT

                                                               CLASS B
                                          COMMON STOCK      COMMON STOCK     ADDITIONAL                      TOTAL
                                         ---------------   ---------------    PAID-IN       RETAINED     SHAREHOLDER'S
                                         SHARES   AMOUNT   SHARES   AMOUNT    CAPITAL       DEFICIT         DEFICIT
                                         ------   ------   ------   ------   ----------   ------------   -------------
Balance at December 31, 1993...........   300       $3      100       $1      $222,496    $ (2,000,748)  $ (1,778,248)
  Net loss.............................    --       --       --       --            --      (2,125,293)    (2,125,293)
                                          ---       --      ---       --      --------    ------------   ------------
Balance at December 31, 1994...........   300        3      100        1       222,496      (4,126,041)    (3,903,541)
  Net loss.............................    --       --       --       --            --      (6,167,721)    (6,167,721)
                                          ---       --      ---       --      --------    ------------   ------------
Balance at December 31, 1995...........   300        3      100        1       222,496     (10,293,762)   (10,071,262)
  Net loss.............................    --       --       --       --            --     (12,116,926)   (12,116,926)
                                          ---       --      ---       --      --------    ------------   ------------
Balance at December 31, 1996...........   300        3      100        1       222,496     (22,410,688)   (22,188,188)
  Net loss (unaudited).................    --       --       --       --            --      (9,192,319)    (9,192,319)
                                          ---       --      ---       --      --------    ------------   ------------
Balance at June 30, 1997 (unaudited)...   300       $3      100       $1      $222,496    $(31,603,007)  $(31,380,507)
                                          ===       ==      ===       ==      ========    ============   ============

                            See accompanying notes.

                    HEALTHCARE DATA INTERCHANGE CORPORATION

                       COMBINED STATEMENTS OF CASH FLOWS

                                         YEAR ENDED DECEMBER 31,            SIX MONTHS ENDED JUNE 30,
                                 ----------------------------------------   -------------------------
                                     1996          1995          1994          1997          1996
                                 ------------   -----------   -----------   -----------   -----------
                                                                            (UNAUDITED)   (UNAUDITED)
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net loss.......................  $(12,116,926)  $(6,167,721)  $(2,125,293)  $(9,192,319)  $(5,693,412)
Adjustments to reconcile net
  loss to net cash (used in)
  provided by operating
  activities:
     Depreciation..............        43,832        18,832         3,834        27,889        15,666
     Change in assets and
       liabilities:
       Increase in intercompany
          payable..............    11,478,342     6,227,973     2,457,729     9,171,868     5,674,587
       Other...................       133,869          (338)       (2,705)           --         2,903
                                 ------------   -----------   -----------   -----------   -----------
Net cash (used in) provided by
  operating activities.........      (460,883)       78,746       333,565         7,438          (256)
INVESTMENT ACTIVITIES
Net decrease (increase) in
  short-term investments.......       535,250        (4,554)     (314,132)           --          (193)
Purchase of equipment..........       (75,000)      (75,000)      (19,000)       (7,000)           --
                                 ------------   -----------   -----------   -----------   -----------
Net cash provided by (used in)
  investing activities.........       460,250       (79,554)     (333,132)       (7,000)         (193)
                                 ------------   -----------   -----------   -----------   -----------
Net (decrease) increase in
  cash.........................          (633)         (808)          433           438          (449)
Cash at beginning of period....        12,125        12,933        12,500        11,492        12,125
                                 ============   ===========   ===========   ===========   ===========
Cash at end of period..........  $     11,492   $    12,125   $    12,933   $    11,930   $    11,676
                                 ============   ===========   ===========   ===========   ===========

                            See accompanying notes.

                    HEALTHCARE DATA INTERCHANGE CORPORATION

                     NOTES TO COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION AND BASIS OF PRESENTATION

     These combined financial statements include the accounts of Healthcare Data Interchange Corporation ("HDIC") and Aetna Data Interchange ("ADI") as defined below. U.S. Healthcare, Inc. and Aetna Life and Casualty Company, Inc. merged as of July 19, 1996, forming Aetna Inc., a new parent company. HDIC was incorporated in 1992 as a wholly-owned subsidiary of U.S. Healthcare, Inc. During 1995 Aetna Life and Casualty Company, Inc. began an electronic data interchange division, Aetna Data Interchange (ADI). The principal activity of HDIC and ADI is to provide electronic data interchange services to their parent companies.

     The accompanying financial statements include the direct expenses of HDIC and ADI required to provide electronic data interchange services to U.S. Healthcare, Inc. and Aetna Life and Casualty Company, Inc., respectively. The operations of the combined business have been accounted for as a cost center; accordingly, the accompanying financials do not include any revenue for the electronic services provided.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

UNAUDITED INTERIM FINANCIAL STATEMENTS

     The combined balance sheet as of June 30, 1997 and the related combined statements of operations, stockholders' deficit, and cash flows for the six months then ended (interim financial statements) have been prepared by the Company's management and are unaudited. In the opinion of management, the interim financial statements include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the interim results.

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from the interim financial statements. The interim financial statements should be read in conjunction with the December
31, 1996 audited financial statements appearing herein. The results of the six months ended June 30, 1997 and 1996 may not be indicative of operating results for the full year.

SHORT-TERM INVESTMENTS

     Short-term investments include investments in United States Treasury Securities and certificates of deposit. Carrying value of the investments approximated fair value.

EQUIPMENT

     Equipment is recorded at cost. Depreciation is provided over the estimated lives of the respective assets on the straight-line basis principally over five years.

USE OF ESTIMATES

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. INTERCOMPANY PAYABLE

     Intercompany payable amounts are owed to parent entities for amounts paid on behalf of the subsidiaries and expenses allocated to the subsidiaries for services rendered, principally salaries and overhead. Intercompany interest is computed based upon U.S. Healthcare, Inc.'s average overnight repo return.

                    HEALTHCARE DATA INTERCHANGE CORPORATION

4. INCOME TAXES

     HDIC and ADI are included in the consolidated federal income tax return of their respective parents. Individual current federal income tax provisions are generally computed as if the subsidiaries were filing separate federal tax returns; current income tax benefits, including those resulting from carrybacks, are recognized to the extent realized in the consolidated return. Amounts so computed are included in intercompany payable.

5. SUBSEQUENT EVENT

     As of January 1, 1997, ADI was combined with U.S. Healthcare's HDIC subsidiary. On June 14, 1997, U.S. Healthcare entered into an agreement to sell HDIC to ENVOY Corporation for approximately $36.4 million. The agreement includes an exclusive contract for ENVOY Corporation to provide electronic data interchange services to Aetna Inc.'s health maintenance organizations for up to 10 years.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENVOY CORPORATION


Date: November 20, 1998              By: /s/ Kevin M. McNamara
                                         -----------------------
                                         Kevin M. McNamara
                                         Senior Vice President and Chief
                                            Financial Officer



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